ACCOUNTS RECEIVABLE, NET (Tables)	12 Months Ended
Dec. 31, 2020
ACCOUNTS RECEIVABLE, NET
Schedule of components of accounts receivable, net

	At December 31,
	2019	2020
Accounts receivable
– from EPC services	$3,210,177	$3,033,610
– from solar power project assets (1)	8,971,464	16,310,787
– from electricity generation revenue(2)	3,562,181	3,270,966
Total accounts receivable	15,743,822	22,615,363

Less: allowance for credit losses	(1,908,803)	(2,427,577)
Accounts receivable, net	$13,835,019	$20,187,786
(1)

As of December 31, 2020, receivables by post-dated checks were $450,603 and dates of acceptance were from May 31, 2021 to November 30, 2021 and classified as current and recorded in accounts receivable.

(2)

Accounts receivable from electricity generation revenue were mainly due from China’s state grid companies. The amounts included the portion of feed-in tariff(s) (FIT) for the electricity sold to the state grid companies in the PRC in which the relevant on-grid solar power stations are still pending for registration to the Renewable Energy Subsidy Catalog, which the Company has submitted the application for its solar power stations started operation before July 2017 to be registered on the Catalog. The Company expects that a certain part of the FIT receivables will be recovered after twelve months from the reporting date, which are discounted at an effective interest rate. As of December 31, 2020, there are $1,971,719 of FIT receivables classified as current and $25,866,553 classified as non-current.

Schedule of movement in lifetime expected credit losses that has been recognized for trade receivable

	At December 31,
	2019	2020

At beginning of year	$—	$1,908,803
Provision for credit losses, net	1,908,803	518,774
At end of year	$1,908,803	$2,427,577